SUPPLEMENT DATED SEPTEMBER 30, 2010
TO
PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY, AND
COLUMBIA ALL-STAR FREEDOM NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The Board of Trustees of the Columbia Funds Variable Insurance Trust (the “Trust”) approved a proposal to merger the following Columbia Funds Variable Insurance Trust funds (each an “Acquired Fund”) with and into the corresponding acquiring fund (each, an “Acquiring Fund”) listed in the table below:

Acquired Fund		Acquiring Fund
Columbia S&P 500 Index Fund, Variable Series	to merge into	RiverSource Variable Portfolio – S&P 500 Index Fund
Columbia Large Cap Growth Fund, Variable Series	to merge into	Seligman Variable Portfolio – Growth Fund

Each of the mergers identified in the table above is subject to certain conditions, including final approval by the Board of the Acquired Fund and the Acquiring Fund of the definitive terms of each proposed merger and approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders later this year or in early 2011, and that meetings of shareholders to consider the mergers will be held in the first half of 2011.

If shareholders approve the proposal relating to the merger of the funds of the Trust, shortly after shareholder approval, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of an Acquired Fund will receive shares of the corresponding Acquiring Fund in exchange for their shares.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

All Star (NY) 9/2010